UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) oft the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 21, 2005

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-09992 (Commission File Number)	04-2564110 (IRS Employer Identification No.)
160 Rio Robles
San Jose, California
95134 (Address of principal executive offices, including zip code)
(408) 875-3000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On July 21, 2005, KLA-Tencor Corporation (the “Company”) appointed Richard P. Wallace, age 45, as its President and Chief Operating Officer. The Company issued a press release announcing Mr. Wallace’s appointment and providing his biographical information on July 21, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Prior to Mr. Wallace’s appointment, Kenneth L. Schroeder, the Company’s Chief Executive Officer, served as the Company’s President.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by KLA-Tencor Corporation dated July 21, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: July 27, 2005	By:	/s/ John H. Kispert
JOHN H. KISPERT EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release issued by KLA-Tencor Corporation dated July 21, 2005.